UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

AYRO, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

AYRO, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 512-994-4917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AYRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to the AYRO, Inc. 2020 Equity Incentive Plan

On December 17, 2020, AYRO, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 1,800,000, to a total of 4,089,650 shares.

Election of Seven Directors

As previously reported in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on November 9, 2020 (the “2020 Proxy”), the terms of the Company’s directors were scheduled to expire at the Annual Meeting, and the Company’s board of directors (the “Board”) nominated six of them for re-election at the Annual Meeting, in addition to a new director nominee, Wayne R. Walker.

At the Annual Meeting, Rodney C. Keller, Jr., Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman were elected as directors of the Board to serve for a term expiring at the Company’s 2021 annual meeting of stockholders.

For more information about the matters above, including information about the new director, Wayne R. Walker, see the Company’s 2020 Proxy, the relevant portions of which are incorporated herein by reference. The description of the First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan above and such portions of the 2020 Proxy are qualified in their entirety by reference to the full text of the First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, holders of the Company’s common stock and Series H-6 Convertible Preferred Stock of a total voting power of 12,149,917 shares were present in person or represented by proxy. The matters submitted for a vote and the related results are set forth below.

(1)	Election of seven directors to serve on our board of directors to serve for a term of one year or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld
Rodney C. Keller, Jr.	3,692,251	307,790
Joshua Silverman	3,555,948	444,093
Wayne R. Walker	3,734,237	265,804
George Devlin	3,734,262	265,779
Sebastian Giordano	3,613,079	386,962
Zvi Joseph	3,690,682	309,359
Greg Schiffman	3,569,537	430,504

(2)	Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Votes Abstaining
11,410,460	422,208	317,249

(3)	Approval, on an advisory basis, of the compensation paid to our named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,309,713	574,865	115,463	8,149,876

(4)	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers:

1 year	2 years	3 years	Withheld/Abstained
874,439	569,058	2,352,265	204,279

(5)	Approval of the First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 1,800,000, to a total of 4,089,650 shares:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,079,349	805,376	115,316	8,149,876

For more information about the foregoing proposals, see the Company’s 2020 Proxy, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYRO, INC.

Date: December 22, 2020	By:	/s/ Curtis Smith
Curtis Smith
Chief Financial Officer